Morgan Stanley Select Dimensions Investment Series
                     Item 77(o) 10f-3 Transactions
                   July 1, 2002 - December 31, 2002


AMERICAN OPPORTUNITIES PORTFOLIO
Security Date     Price     Shares  %of    Total        Purcha  Broker
         of       Of        Purcha  Asset  Issued       sed
         Purcha   Shares    sed     s                   By
         se                                             Fund

WellChoi 11/07/   $25.00    7,700   0.096  $417,369,57  0.046%  Credit
ce Inc.  02                         %      5                    Suisse
                                                                First
                                                                Boston;
                                                                UBS
                                                                Warburg;
                                                                Bear,
                                                                Stearns;
                                                                Goldman,
                                                                Sachs;
                                                                JPMorgan
                                                                ;
                                                                Salomon
                                                                Smith
                                                                Barney;
                                                                Blaylock
                                                                &
                                                                Partners
                                                                ; The
                                                                Williams
                                                                Capital
                                                                Group

Safeco   11/14/   $33.00    18,600  0.307  $300,300,00  0.204%  Goldman,
Corp.    02                         %      0                    Sachs;
                                                                Lehman
                                                                Bros.;
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston

Chicago  12/05/   $35.00    4,100   0.070  $166,287,45  0.086%  UBS
Mercanti 02                         %      0                    Warburg;
le                                                              Salomon
Exchange                                                        Smith
                                                                Barney;
                                                                JPMorgan
                                                                Secs;
                                                                William
                                                                Blair;
                                                                Cazenove
                                                                Inc;
                                                                Chatswor
                                                                th; CMG
                                                                Institut
                                                                ional
                                                                Trading;
                                                                E*Trade
                                                                Secs;
                                                                Melvin
                                                                Secs;
                                                                The
                                                                Williams
                                                                Capital
                                                                Group




BALANCED GROWTH PORTFOLIO
Security    Date    Price  Shares   %of   Total         Purcha  Broker
            of      Of     Purcha   Asset Issued        sed
            Purcha  Shares sed      s                   By
            se                                          Fund

Safeway     08/07/  $99.88 90,000   0.24% $800,000,00   0.011%  Merrill
            02                            0                     Lynch;
                                                                Salomon
                                                                Smith
                                                                Barney;
                                                                Goldman,
                                                                Sachs;
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston;
                                                                JPMorgan;
                                                                McDonald
                                                                Investmen
                                                                ts;
                                                                Muriel
                                                                Siebert;
                                                                US
                                                                Bancorp
                                                                Piper
                                                                Jaffray;
                                                                Wells
                                                                Fargo
                                                                Brokerage
                                                                Svcs

Cox         09/17/  $99.26 55,000   0.16% $992,630,00   0.006%  JPMorgan;
Communicat  02                            0                     Salomon
ions                                                            Smith
                                                                Barney;
                                                                Banc of
                                                                America
                                                                Secs;
                                                                Banc One
                                                                capital
                                                                Mkts; BNY
                                                                Capital
                                                                Mkts;
                                                                Fleet
                                                                Secs;
                                                                Lehman
                                                                Bros.;
                                                                Merrill
                                                                Lynch;
                                                                SunTrust
                                                                Robinson
                                                                Humphrey;
                                                                Wachovia
                                                                Secs

Inco 7.25   09/18/  $99.55 75,000   0.13% $400,000,00   0.019%  Merrill
09/15/2032  02                            0                     Lynch;
                                                                Salomon
                                                                Smith
                                                                Barney;
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston

Internatio  10/24/  $99.84 25,000   0.08% $1,000,000,   0.003%  JPMorgan;
nal Paper   02                            000                   Deutsche
5.85%                                                           Bank
10/30/12                                                        Secs;
                                                                Merrill
                                                                Lynch;
                                                                Salomon
                                                                Smith
                                                                Barney;
                                                                Banc of
                                                                America
                                                                Secs; BNP
                                                                Paribas;
                                                                Commerzba
                                                                nk Secs;
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston;
                                                                Tokyo-
                                                                Mitsubish
                                                                i Int'l;
                                                                UBS
                                                                Warburg


DEVELOPING GROWTH PORTFOLIO
Security Date     Price     Shares  %of    Total        Purcha  Broker
         of       Of        Purcha  Asset  Issued       sed
         Purcha   Shares    sed     s                   By
         se                                             Fund

Trimeris 09/26/   $45.25    4,050   3.873  $108,600,00  0.169%  Goldman,
, Inc.   02                         %      0                    Sachs;
                                                                Lehman
                                                                Bros.;
                                                                Banc of
                                                                America
                                                                Secs

NPS      10/10/   $23.95    4,400   0.084  $95,800,000  0.110%  Merrill
Pharmace 02                         %                           Lynch,
uticals                                                         Pierce,
                                                                Fenner &
                                                                Smith;
                                                                Salomon
                                                                Smith
                                                                Barney

Hilb,    11/07/   $38.10    5,000   2.369  $68,732,400  0.277%  Banc of
Rogal &  02                         %                           Americas
Hamilton                                                        Secs;
                                                                Merrill
                                                                Lynch;
                                                                Sandler
                                                                O'Neill
                                                                &
                                                                Partners
                                                                ;
                                                                Stephens
                                                                Inc.;
                                                                Cochran,
                                                                Caronia
                                                                & Co.;
                                                                Davenpor
                                                                t &
                                                                Company;
                                                                Ferris,
                                                                Baker
                                                                Watts;
                                                                Janney
                                                                Montgome
                                                                ry
                                                                Scott;
                                                                Keefe,
                                                                Bruyette
                                                                & Woods

WellChoi 11/07/   $25.00    1,200   0.568  $417,369,57  0.007%  Credit
ce Inc.  02                         %      5                    Suisse
                                                                First
                                                                Boston;
                                                                UBS
                                                                Warburg;
                                                                Bear,
                                                                Stearns;
                                                                Goldman,
                                                                Sachs;
                                                                JPMorgan
                                                                ;
                                                                Salomon
                                                                Smith
                                                                Barney;
                                                                Blaylock
                                                                &
                                                                Partners
                                                                ; The
                                                                Williams
                                                                Capital
                                                                Group

Advance  12/10/   $52.60    3,800   2.869  $451,515,08  0.044%  Credit
Auto     02                         %      6                    Suisse
Parts                                                           First
                                                                Boston;
                                                                Lehman
                                                                Bros.;
                                                                Merrill
                                                                Lynch



GROWTH PORTFOLIO
Security Date     Price     Shares  %of    Total        Purcha  Broker
         of       Of        Purcha  Asset  Issued       sed
         Purcha   Shares    sed     s                   By
         se                                             Fund

Weight   09/17/   $42.00    550     0.004  $630,000,00  0.004%  Credit
Watchers 02                         %      0                    Suisse
                                                                First
                                                                Boston;
                                                                Merrill
                                                                Lynch;
                                                                UBS
                                                                Warburg;
                                                                Goldman,
                                                                Sachs;
                                                                JPMorgan
                                                                ;
                                                                Salomon
                                                                Smith
                                                                Barney


UTILITIES PORTFOLIO
Security Date     Price     Shares  %of    Total        Purcha  Broker
         of       Of        Purcha  Asset  Issued       sed
         Purcha   Shares    sed     s                   By
         se                                             Fund

Teco     10/10/   $11.00    77,500  0.081  $187,000,00  0.456%  UBS
Energy   02                         %      0                    Warburg;
                                                                Banc of
                                                                America
                                                                Secs;
                                                                Salomon
                                                                Smith
                                                                Barney;
                                                                Robert
                                                                W.
                                                                Baird;
                                                                CIBC
                                                                World
                                                                Mkts;
                                                                Credit
                                                                Lyonnais
                                                                Secs; SG
                                                                Cowen;
                                                                TD Secs